UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

Genelux Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41599	77-0583529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 Townsgate Road, Suite 230 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 267-9889

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GNLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 5, 2026, Genelux Corporation (the “Company” or “Genelux”) issued a press release to report interim results from two ongoing trials evaluating systemic (intravenous) administration of Olvi-Vec in patients with progressive small cell lung cancer (SCLC) and progressive non-small cell lung cancer (NSCLC), respectively, after failure of prior platinum-based regimens. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. All of the information furnished in this Item 7.01 and Item 9.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On January 5, 2026, Genelux reported interim results from two ongoing trials evaluating systemic (intravenous) administration of Olvi-Vec in patients with progressive small cell lung cancer and progressive non-small cell lung cancer, respectively, after failure of prior platinum-based regimens.

Platinum-relapsed or platinum-refractory advanced SCLC (Phase 1b/2 SCLC trial)

The open-label Phase 1b/2 SCLC trial (NCT07136285) is evaluating a single intravenous cycle with multiple doses of Olvi-Vec and is being conducted by the Company’s licensing partner, Newsoara HYK Biopharmaceuticals Co., Ltd. (Newsoara), in China.

As of the data review cutoff date of December 23, 2025, systemic administration of Olvi-Vec in the initial dose escalation cohorts achieved the following preliminary results:

●	9 evaluable patients
●	Overall response rate (ORR) of 33% (3/9 patients), including three partial responses (PRs)

○	Two of the three PRs occurred in Cohort 4, the highest dose cohort tested as of the data review cutoff date, with tumor shrinkage of approximately 55% and 85% from baseline, representing an ORR of 67% (2/3) in Cohort 4 and potentially suggesting a dose-response trend

●	Disease control rate (DCR) of 67% (6/9 patients)

○	Tumor shrinkage of 24–85% among the six DCR patients, all of whom experienced a reduction in all target lesions from baseline

●	Olvi-Vec generally well tolerated
●	Exploratory durability signals: Two PR patients across different cohorts have been evaluated in long-term follow-up:

○	A patient with 1 prior line, at last scan, achieved a PR with an ongoing progression-free survival (PFS) of 12.1 months
○	A patient with 4 prior lines had a PFS of 7.7 months, which exceeds the PFS in the immediately preceding line in the same patient (1.9 months) by 5.8 months

Notably, this SCLC trial is primarily evaluating safety and tolerability and, as such, patients who achieved objective responses from Olvi-Vec immunochemotherapy in this trial do not receive any subsequent standard maintenance immunotherapy to extend durability of response.

Advanced or metastatic recurrent NSCLC (Phase 2 VIRO-25 trial)

The open-label Phase 2 VIRO-25 trial (NCT06463665) is evaluating a single intravenous cycle with multiple doses of Olvi-Vec in combination with platinum chemotherapy and an immune checkpoint inhibitor (ICI) in patients with advanced or metastatic recurrent NSCLC who failed standard frontline treatment of platinum chemotherapy and an ICI. The trial is being conducted in the United States.

As of the data review cutoff date of December 31, 2025, systemic administration of Olvi-Vec in the initial dose escalation cohorts achieved the following preliminary results:

●	5 evaluable patients
●	DCR of 60% (3/5 patients)
●	Tumor size changes among the three DCR patients were 8.9%, -18.9%, and -22.7%, respectively, as compared to baseline
●	Olvi-Vec generally well tolerated

Upcoming Milestones

The Phase 1b/2 SCLC trial and Phase 2 VIRO-25 trial are actively enrolling in dose escalation cohorts with an aim to optimize efficacy, safety, and tolerability of Olvi-Vec. The trials are being conducted to align a systemic dosing regimen to support future multi-regional registrational clinical trials.

●	Additional interim (updated dose-finding) data readouts expected throughout 2026 in Phase 1b/2 SCLC trial and Phase 2 VIRO-25 trial
●	Topline data from the Phase 3 platinum-resistant/refractory ovarian cancer trial (OnPrime/GOG-3076) expected in second half of 2026

Forward-looking statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. “Forward-looking statements” describe future expectations, plans, results, or strategies and are generally preceded by words such as “potential,” “expected,” “anticipated,” “look forward,” or “aim”. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements related to Genelux’s future plans and prospects; the potential capabilities advantages, safety, tolerability, activity and efficacy of Olvi-Vec, including the potential of Olvi-Vec to resensitize tumors to frontline platinum therapy; the potential for the ongoing Phase 1b/2 SCLC and Phase 2 NSCLC trials to support the systemic route of delivery program of Olvi-Vec; the potential for positive data, including the interim data reported to date from systemic administration lung cancer trials to further validate Genelux’s oncolytic immunotherapy platform; the potential regulatory requirements and approval pathway of Olvi-Vec; and the planned timing of Genelux’s data results in its ongoing clinical trials and continued development of Olvi-Vec. Such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements. These and other risks are identified under the caption “Risk Factors” in Genelux’s filings with the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. Genelux does not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genelux Corporation

Date: January 5, 2026	By:	/s/ Thomas Zindrick
Thomas Zindrick, J.D.
President and Chief Executive Officer